Exhibit 10.1

                        LOCATEPLUS HOLDINGS CORPORATION.
                            CHANNEL PARTNER AGREEMENT

This Channel Partner Agreement ("Agreement") is entered into effective _January_(month)__3___(day), _2005___(year) ("Effective Date") by and between
                  -            ----
LOCATEPLUS  HOLDINGS  CORPORATION.,  a  Delaware  Corporation ("LPLH") and ____
                                                                           ----
("Partner").  LPLH  and  _______________  are  referred  to  in  this  Agreement
                            ---------
collectively  as  the  "Parties"  and  individually  as  a  "Party."

1.     TERM.  The term of this Agreement ("Term") will commence on the Effective
       ----
Date and will terminate at the earlier of two years from the Effective date or 30 days after either Party provides written notice to the other of its intention to terminate or as otherwise provided herein.

2.     ENGINEERING  SERVICES.  If  requested,  LPLH  will  perform  engineering
       ----------------------
services  as  agreed  upon  and  as  set  forth  in Attachment 2, if applicable.

3.     INDIVIDUAL  REFERENCE SERVICES.  Upon request by Partner during the Term,
       ------------------------------
LPLH will provide Partner with reporting services offered by LPLH. Certain of the services consist of providing criminal record reports ("Public Records") on individuals ("Individuals") from Public Records compiled by LPLH ("Services") to be distributed by Partner to third parties ("End-Users") for investigative purposes.

4.     PERFORMANCE.  LPLH  will  perform  the Services in response to electronic
       -----------
requests provided by Partner during the term and in the manner specified by LPLH. Each such request will contain sufficient identifying information concerning the individual about whom information is requested to enable LPLH to perform the Services and will identify that the request is being made by the Partner.

5.     METHOD  OFPERFORMANCE.  LPLH  will use commercially reasonable efforts to
       ---------------------
provide the Services expeditiously. Partner expressly agrees that use of LPLH's Services is at Partner's sole risk. NEITHER LPLH NOR ITS EMPLOYEES, AFFILIATED COMPANIES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, OR THE LIKE, WARRANT THAT LPLH'S SERVICES WILL BE UNINTERRUPTED OR ERROR FREE; NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF LPLH'S SERVICES OR AS TO THE ACCURACY, RELIABILITY, OR CONTENT OF ANY PUBLIC RECORDS OR OTHER INFORMATION SERVICE CONTAINED IN OR PROVIDED THROUGH LPLH'S SERVICES, OTHER THAN AS EXPRESSLY STATED IN THIS CONTRACT IN THE SECTION HEADED "EXCLUSIVE LIMITED WARRANTY." UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, WILL LPLH, ITS OFFICERS, AGENTS OR ANYONE ELSE INVOLVED IN CREATING, PRODUCING, OR DISTRIBUTING LPLH 'S SERVICES BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES THAT MAY RESULT FROM THE USE OF OR INABILITY TO USE LPLH'S SERVICES.

6.     ACCESS TO LPLH'S SERVERS.  All access to LPLH's Public Records by Partner
       ------------------------
is via the Internet. Partner acknowledges that the Internet is neither owned nor controlled by any one entity; and that therefore, LPLH can make no guarantee that any given user will be able to access LPLH's servers at any given time.
LPLH represents that it will use commercially reasonable efforts to avoid or minimize service interruption.

7.     TRIAL  ACCESS  TO  LPLH'S  SERVERS.  All  trial  access  to LPLH's Public
       ----------------------------------
Records by Partner is via the XML gateway. Partner will request from LPLH a trial for each new customer and an approximate start and end of the trial period in writing. Partner will work with LPLH to provide a list of itemized searches and reports that were completed during the LPLH permitted trial period. LPLH reserves the right to charge Partner for any usage above the mutually agreed upon trial date of any customer. LPLH and Partner shall work together to limit the time frame of such test and trial period. Partner represents that it will use commercially reasonable efforts to avoid prolonged trials in to the LPLH database.

8.     EXCLUSIVE  LIMITED  WARRANTY.  LPLH  hereby warrants to Partner that LPLH
       ----------------------------
has obtained the Public Records in a legitimate and lawful manner and that LPLH will use commercially reasonable efforts to confirm that the Public Records information delivered to Partner hereunder will be accurate and reliable. LPLH does not guarantee the accuracy or reliability of such information. THIS
WARRANTY IS THE ONLY WARRANTY LPLH GIVES PARTNER WITH RESPECT TO SUCH INFORMATION AND LPLH'S SERVICES; AND SUCH WARRANTY IS IN LIEU OF ALL OTHER
WARRANTIES, EXPRESS OR IMPLIED, THAT LPLH MIGHT HAVE GIVEN PARTNER. LPLH DOES NOT WARRANT THAT ANY OF THE PUBLIC RECORDS CONTAINED IN THE NATIONAL DATA
REGISTRY DATABASE, OR AS REPORTED BY ANY PUBLIC AGENCY OR COURT IN THEIR ORIGINAL FORM, ARE CORRECT, COMPLETE, CURRENT, PROPERLY ATTRIBUTED, PROPERLY RECORDED, PROPERLY FILED, PROPERLY DOCKETED, LEGIBLE, OR OTHERWISE ACCURATE OR USABLE FOR THE PARTNER'S INTENDED PURPOSE. Upon notification that any Public Records information delivered to Partner fails to meet the foregoing warranty, LPLH will, at its election and sole discretion, either (a) deliver replacement Public Records information to Partner that conforms to the foregoing warranty or
(b) refund or credit to Partner all amounts paid to LPLH for the particular Public Records information that fails to meet the foregoing warranty. THE FOREGOING ARE PARTNER'S SOLE REMEDIES FOR BREACH OF THE FOREGOING WARRANTY. LPLH WILL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING LOST PROFITS, REVENUES, OR BUSINESS OPPORTUNITIES, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES OF ANY KIND AS A RESULT OF ANY BREACH OF THE FOREGOING WARRANTY.

9.     INDEMNIFICATION.   Partner will indemnify, defend, and hold LPLH harmless
       ---------------
from or against any and all liabilities, damages, losses, costs, and expenses including attorney fees arising out of or resulting from Partner's use of LPLH's Services under this Agreement. In particular, but without limiting the scope of the foregoing indemnification, Partner will defend, hold harmless, and indemnify LPLH from and against all claims or actions asserted or brought against LPLH by any third party resulting from or arising out of any asserted: (a) violation by Partner of the Fair Credit Reporting Act (15 USC 1681, et seq.) ("FCRA") or the Fair Housing Act (42 USC 3601, et seq.) ("FHA"), as such are from time to time amended; (b) violation by Partner of comparable state laws governing reporting of criminal records and other information on Individuals to End-Users;
(c) violation by Partner of laws governing the disclosure of criminal records provided by the various jurisdictions to LPLH; or (d) negligent, grossly negligent, or intentional action or inaction by Partner relating to the Services obtained from LPLH.

10.     FEES.  For  each response (excluding "no record" responses) to a request
        ----
for Services made by Partner, LPLH reserves the right to charge Partner according to LPLH's standard charges for the requested Services less any applicable discounts in effect during the Term. LPLH reserves the right to change these charges at any time upon 180 days written notice. Attachment 1 sets forth the standard fees and discounts for Partner's use of LPLH's Services as of the Effective Date.

11.     TAXES.  Partner  will  be solely responsible for all federal, state, and
        -----
local taxes levied or assessed in connection with Partner's purchase or use of LPLH's Services.

12.     METHOD OF PAYMENT.   LPLH shall provide invoices to Partner on a monthly
        -----------------
basis for the monthly usage. Partner shall pay such invoices within thirty (30) days of the invoice date. Partner will review the invoices and notify LPLH within 10 days of receipt of any amounts that it contends are incorrect or unauthorized Services by Partner or its End-Users. LPLH will credit against Partner's invoice any amounts that it determines, after reasonable investigation, represent incorrect charges or unauthorized Services, provided Partner (a) promptly notifies LPLH upon discovering any unauthorized Services or billing errors, and (b) cooperates with LPLH in identifying who requested any claimed unauthorized Services and taking appropriate action to preclude future unauthorized requests. Without limiting any of LPLH's remedies for non-payment or late payment of invoices, it is agreed that invoices that are not paid within sixty (60) days of the due date will be subject to a late charge of one and one-half percent (1.5%) per month (18% per year) or the maximum allowed by law if lower than 18% per year. If collection efforts are required, Partner shall pay all costs of collection, including reasonable attorneys' fees.

13.     APPROPRIATE  PURPOSES.  Partner hereby acknowledges that the information
        ----------------------
it receives from LPLH under this Agreement includes personal information about Individuals. While such information is derived from Public Records, Partner recognizes the parties' mutual interest in Partner treating such information responsibly. Therefore, Partner will use its best efforts to ensure that such information is not misused or released to unauthorized persons by Partner and its End-Users. Partner will further require all of Partner's End Users to agree to use the information contained in the Public Records solely for legal and appropriate investigative purposes by legitimate businesses.

14.     COMPLIANCE  WITH  LAW.  In  performing  this  Agreement  and  in  using
        ---------------------
information provided hereunder, both Parties will comply with all Federal, State, and local statutes, regulations, and rules applicable to individual reference information in effect during the Term. Partner represents that it is experienced, knowledgeable, and competent in providing criminal records for investigative purposes in accordance with applicable law in all jurisdictions in which it does business.

15.     USE  OF  LPLH'S  PUBLIC  RECORDS.  Partner hereby certifies that it will
        --------------------------------
request and distribute Public Record information received from LPLH to third parties (End-Users) solely for said End-Users' use for non-FCRA investigative purposes.

16.     COMPLIANCE  WITH  PARTNER'S  PROCEDURES.  Partner  agrees  to  conduct a
        ---------------------------------------
reasonably diligent investigation of its End-Users to satisfy itself that each is a legitimate business and has a legitimate and permissible purpose for accessing LPLH's Public Records database. LPLH reserves the right to require changes or modifications in these procedures as needed by law. Partner will be given 120 - days written notice of such changes. Partner agrees to full and complete audits that LPLH may deem necessary for compliance with these procedures and the requirements of this Agreement upon ten days prior written notice.

17.     CONFIDENTIAL  TREATMENT.  Partner  will  use  its best efforts to ensure
        -----------------------
that Individual reference information, including the Public Records in LPLH's Public Records database, will be held in strict confidence and disclosed only to its employees and/or those of its End-Users whose duties reasonably relate to the legitimate business purposes for which the information is requested or used and to no one else. This restriction does not preclude Partner and authorized End-Users from subsequently obtaining a copy of the original public record identified by the Services from the applicable public repository in a lawful manner and using such original record for other lawful purposes.

18.     INTELLECTUAL  PROPERTY
        ----------------------

A.     No  Licenses.  Partner  acknowledges  the  ownership  by  LPLH  of  the
       ------------
copyrights  and  other  intellectual  property in the Services and products that
       --
LPLH provides under this Agreement. Partner has no patent rights, copyright interest, or other rights, claims or interests with respect to the computer programs, forms, manuals, or other proprietary items utilized or provided by LPLH in connection with Services.

B.     Restrictions  on  Trademark Use.  Neither Party will use, or permit their
       -------------------------------
respective employees, agents, or subcontractors to use the trademarks, service marks, logos, names, or any other designations of proprietary information or designation of the other Party, whether registered or unregistered, without such other Party's prior written consent.

C.     Ownership  of  Database.  Partner  acknowledges  that  LPLH  has expended
       -----------------------
substantial time, effort, and funds to compile its Public Records database and that all information contained in such database is and will continue to be the exclusive property of LPLH. Nothing contained in this Agreement will be deemed to convey to Partner any right, title, or interest in LPLH Public Records database or any part thereof.

19.     CONFIDENTIALITY.
        ---------------

A. The Parties acknowledge that during the Term, they may receive information from the other Party that is proprietary and confidential. Each Party will identify any such information by labeling it as "Confidential" at or near the time of disclosure. The Party receiving confidential information from the other will: (a) maintain the confidentiality of such information with the same degree of care, and no less than reasonable care, as it uses for its own proprietary and confidential information, (b) limit access to such confidential information to those employees and outside contractors who have the need for such information and are under a duty of confidentiality to that Party, (c) not disclose the confidential information to any other person or entity, and (d) will not use the confidential information for any purpose other than performance of its business under this Agreement.

B. Among its other duties of confidentiality, Partner acknowledges that LPLH has expended considerable effort and expense in compiling the LPLH Public Records database. Partner agrees to not use information regarding LPLH Public
Records database, the sources of the compiled data, and contract terms, conditions, and pricing for the purpose of establishing a competing screening product. Furthermore, Partner agrees to not provide information about LPLH Public Records database to competitors of LPLH or other companies in the background screening business, without written permission of LPLH. Partner may distribute or sell background checks from LPLH Public Records database to other companies for distribution or resale to End-Users, providing these resellers comply with the terms of this Agreement.

20.     AMENDMENTS,  TERMINATION  AND  WAIVER
        -------------------------------------

A.     Amendments.  This  Agreement  may  be  amended  at  any time, but only by
       ----------
written  instrument  signed  by  both  Parties.

B.     Termination.  Either  party  may  terminate  this Agreement for the other
       -----------
party's breach of any material provision of this Agreement; provided the non-breaching party has provided the party in breach with written notice specifying such breach and the party in breach has failed to cure such breach thirty (30) days of receipt of such notice. Following termination of this Agreement for any reason, in no event shall Partner retain any information from LPLH's Public Records database. The foregoing notwithstanding, at LPLH's sole option, Partner may provide written certification signed by an officer of Partner that all such Public Record information have been destroyed.

C.     Accelerated  and  Unilateral  Termination  by  LPLH.  Notwithstanding the
       ---------------------------------------------------
notice period and other requirements for termination in Section 18.b, without limiting any other remedies to which LPLH may be entitled, LPLH reserves the right to immediately suspend its performance under this Agreement and/or terminate this Agreement if LPLH, in good faith, determines that (i) the requirements of any law have not been met; (ii) as a result of changes in laws, regulations or regulatory or judicial action, LPLH, in good faith believes that the requirements of any law or regulation will not be met; (iii) the use of the Public Records or Services is the subject of litigation or threatened litigation by any governmental entity and/or is the subject of an adverse and documented consumer reaction related to consumer privacy issues; or (iv) LPLH discontinues offering the Public Records or Services for the uses set forth herein. LPLH shall promptly provide written notification to Partner of such action.

D.     Survival.  With  the exception of Sections 2, 3, 4, and 5, all provisions
       ---------
of this Agreement shall survive any termination of this Agreement. Moreover, any termination shall not relieve either Party of any royalties, fees or other payments due to the other Party through the date of any such termination nor affect any rights, duties or obligations of either Party that accrue prior to the effective date of any such termination. The Parties' obligations and duties of indemnification, compliance with law, compliance with procedures, intellectual property, confidentiality, privacy, compliance with law, and non-disclosure described herein will survive termination or expiration of this Agreement.

E.     Waiver.   No  provision  of  this  Agreement will be considered waived by
       ------
LPLH except in writing by authorized officer or agent. No waiver will prevent LPLH from requiring compliance with this Agreement as to other provisions or other occasions.

21.     MISCELLANEOUS
        -------------

A.     Status.  The  Parties  will  perform  their  obligations  hereunder  as
       ------
independent  contractors.  Nothing contained in this Agreement will be deemed to
       -
create any association, partnership, joint venture, or relationship of principal and agent. The term "Channel Partner" is used for marketing and convenience, and is not a legal term.

B.     Excusable  Delays.  Neither  Party  will  be  liable to the other for any
       -----------------
delay or failure in its performance of any of the acts required by this Agreement when such delay or failure arises beyond the reasonable control of such Party, including, without limitation, acts of God or public enemies, labor disputes, embargoes, earthquakes, rationing, acts of local, state or national governments or public agencies, utility or communication failures or delays, fire, flood, epidemics, riots and strikes.

C.     Governing  Law.  This  Agreement  shall  be  governed by and construed in
       --------------
accordance with the laws of the Commonwealth of Massachusetts regardless of conflicts of law provisions thereof. The Parties agree to submit any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof, be submitted, upon the demand of either Party, for binding arbitration before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in force. The arbitration will take place in Massachusetts. The Parties agree that the arbitration award and any matter requiring injunctive or other provisional or emergency relief may be enforced in any court with jurisdiction, and consent to jurisdiction and venue in Massachusetts courts for such proceedings. The prevailing Party in any arbitration or court proceedings will be entitled to recover its costs and expenses, including reasonable attorney fees and the arbitration fees, expenses, and arbitrator's compensation.

D.     Severability.  If  any  provision of this Agreement will be determined to
       ------------
be unlawful or unenforceable by binding arbitration or by a court of competent jurisdiction, then such provision will be deemed amended to conform with applicable laws or regulations or, if it cannot be so amended without materially altering the intention of the parties, it will be stricken from this Agreement and every other provision of this Agreement will remain in full force and effect.

E.     Assignment.  This Agreement will be binding upon and inure to the benefit
       ----------
of the successors of each of the Parties hereto, but will not be assignable by either Party without the prior written consent of the other.

F.     Notice.  Any  notices  required  or  permitted  to  be  given  under this
       ------
Agreement will be in writing, addressed to the address set forth in the last page of this Agreement or such subsequent address of which the Party is notified in the manner provided for in this section. Notices delivered by certified mail or by any transmission or electronic mail will constitute notice hereunder.

G.     No  Third  Parties.  Neither  this Agreement nor any provisions set forth
       ------------------
herein are intended to, or will, create any rights in or confer any benefits upon any person other than the Parties hereto.

H.     Complete  Agreement.  This  Agreement sets forth the entire understanding
       -------------------
of the Parties hereto with respect to the subject matter hereof and supercedes all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of either Party relating thereto.

IN WITNESS THEREOF, Partner and LPLH have each caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

LOCATEPLUS  HOLDINGS  CORPORATION        _PARTNER___

_____________________________________     _____________________________________
Signature                                 Signature

Jon  R.  Latorella_____________________     ________________________

Print  or  Type  Name                     Print  or  Type  Name

_CEO________________________________     _____________________________________
 ---
Title     Title

Addresses  for  Notices:
Mailing:  100  Cummings  Center,  Ste  235M   Beverly,  MA  01915
Fax:  (978)  524  -  8887     Fax:
Email:     Email:

_____________________________________     _____________________________________
Date  Signed     Date  Signed

                                  ATTACHMENT 1
                                  ------------
                           TOCHANNEL PARTNER AGREEMENT
                           ---------------------------
                              DatedJanuary 3, 2005
                              --------------------

This  shall  serve as an Attachment 1 (this "Attachment") to the Channel Partner
Agreement  (the  "Agreement")  between       ("Partner") and LocatePLUS Holdings
Corporation  ("LPLH")  dated  January  3,  2005.

The  parties  agree  as  follows:

The Agreement and the terms, provisions, and definitions thereof shall continue in full force and effect and are hereby incorporated herein in their entirety by this reference thereto, except to the extent that the Agreement is modified by this Attachment.

I.     Access  to  Data: LPLH agrees to provide           access to its XML data
       -----------------
stream.  The  monthly  charge  beginning  February  1, 2005 will be      .  This
charge  will  increase  to         beginning  May  1,  2005.

III.     Payment  Terms:  LPLH  will provide an initial grace period of 120 from
         ---------------
completion of its web site for payment, at which time monthly installments will be due and payable.




LOCATEPLUS  CORPORATION.                    Partner

By:____________________________               By:________________________

Name:__________________________               Name:______________________

Title:___________________________               Title:_______________________

Date:  ___________________________          Date:_______________________

                                  ATTACHMENT 2
                                  ------------
                           TOCHANNEL PARTNER AGREEMENT
                           ---------------------------
                              Dated January 3, 2005
                              --------------------

This  shall  serve as an Attachment 2 (this "Attachment") to the Channel Partner
Agreement  (the  "Agreement")  between       ("Partner") and LocatePLUS Holdings
Corporation  ("LPLH")  dated  January  3,  2005.
The  parties  agree  as  follows:

The Agreement and the terms, provisions, and definitions thereof shall continue in full force and effect and are hereby incorporated herein in their entirety by this reference thereto, except to the extent that the Agreement is modified by this Attachment.

II.     Private Label Website: LPLH agrees to build and maintain a private label
        ----------------------
     website  based  on  the  specifications  defined  by  Partner.  For  the
development  of  the  web  site,  Partner  agrees  to  pay  a  flat  fee       .

III.     Payment  Terms: Partner agrees that upon completion of the development,
         ---------------
LPLH shall be entitled to its full fee. LPLH will provide an initial grace period of 120 from completion for payment, at which time 50% of the fee, will be due and payable. The remaining balance will be due 180 days from completion.




LOCATEPLUS  CORPORATION.                    Partner

By:____________________________               By:________________________

Name:__________________________               Name:______________________

Title:___________________________               Title:_______________________

Date:  ___________________________          Date:_______________________